Exhibit 99.1

HeartCore Signs Go IPO Consulting Agreement with SYLA Holdings Co.

NEW YORK, NY and TOKYO, JAPAN – May 25, 2022 – HeartCore Enterprises, Inc. (“HeartCore” or the “Company”), a leading software development company, announced that it has signed agreements with SYLA Holdings Co. Ltd. (“SYLA”) for its recently announced Go IPO consulting service (“Consulting Agreement”). This engagement marks the Company’s third Go IPO deal in a two-month period.

As part of the Consulting Agreement, HeartCore will assist SYLA in its efforts to complete its initial public offering and list on the Nasdaq Stock Market (“Nasdaq”). Through Go IPO, the Company will service clients by assisting throughout the audit and legal firm hiring process, translating requested documents into English, assisting in the preparation of documentation for internal controls required for an initial public offering or de-SPAC, providing general support services, assisting in the preparation of the S-1 or F-1 filing, and more. As compensation for its services, HeartCore expects to generate from SYLA an aggregate of $500,000 in initial fees throughout the six-month term. In addition, HeartCore has received warrants to acquire 2% of SYLA’s common stock, on a fully diluted basis.

“Thanks to the capabilities of our management and sales teams, coupled with what HeartCore perceives as an increase in the number of Japanese companies seeking to list on Nasdaq, we have successfully executed another Go IPO engagement, which is our third in less than two months,” said CEO Sumitaka Yamamoto. “HeartCore is committed to providing the highest quality service in ensuring our clients’ needs are met every step of the way, in the marathon of becoming a publicly traded company. With demand for this service continuing to grow, we look forward to augmenting our footprint and capturing as much market share as possible.”

There can be no assurance that a particular Go IPO client will complete its initial public offering and/or that its securities will be listed on Nasdaq.

Forward-Looking Statements

All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in HeartCore’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond HeartCore’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects HeartCore’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. HeartCore assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

About HeartCore Enterprises, Inc.

Headquartered in Tokyo, Japan, HeartCore Enterprises is a leading software development company offering Software as a Service (SaaS) solutions to enterprise customers in Japan and worldwide. The Company also provides data analytics services that allow enterprise businesses to create tailored web experiences for their clients through best-in-class design. HeartCore’s customer experience management platform (CXM Platform) includes marketing, sales, service and content management systems, as well as other tools and integrations, which enable companies to enhance the customer experience and drive engagement. HeartCore also operates a digital transformation business that provides customers with robotics process automation, process mining and task mining to accelerate the digital transformation of enterprises. Additional information about the Company’s products and services is available at www.heartcore.co.jp and https://heartcore-usa.com/.

HeartCore Investor Relations Contact:

Gateway Group, Inc.

Matt Glover and John Yi

HTCR@gatewayir.com

(949) 574-3860